Exhibit 99.1

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                                FONAR CORPORATION
                                        *
Fonar MRI news @ aol . com                           Inventor of MR Scanning(TM)
For    Immediate   Release                           An    ISO    9001   Company

Contact:    Daniel  Culver                           110      Marcus       Drive
Director of Communications                           Melville,  New  York  11747
Web site:    www.fonar.com                           Telephone:  (631)  694-2929
Email:  investor@fonar.com                           Fax Number: (631)  390-1709
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       FONAR ANNOUNCES FINANCIAL RESULTS FOR SECOND QUARTER OF FISCAL 2010

MELVILLE, NEW YORK, February 22, 2010 - FONAR Corporation (NASDAQ-FONR), today announced its financial results for the second quarter of fiscal 2010, which ended December 31, 2009.

Total revenues for the second quarter of fiscal 2010 ended December 31, 2009, were $8.2 million as compared to $11.3 million for the same period last year which ended December 31, 2008. Total revenues for the six months ended December 31, 2009 were $15.7 million as compared to $18.1 million for the same period last year.

During the second fiscal 2010 quarter ended December 31, 2009, the net loss was $1.3 million as compared to a profit of $800,000 during the corresponding quarter ended December 31, 2008. The net loss for the six months period ended December 31, 2009 was $3.0 million as compared to a net income of $300,000 during the same period one year earlier. The loss per common share (basic and diluted) for the second fiscal quarter of 2010 was $0.26 as compared to a profit per common share (basic and diluted) of $0.16 during the same period one year earlier.

The principal reason for the smaller net loss in the first half of fiscal 2009 as compared to the first half of fiscal 2010 was that during the first quarter of fiscal 2009, we recognized a gain of $1.4 million on the sale of a consolidated entity managing an MRI scanning facility and, $1.8 million in license fees and royalties in the first half of fiscal 2009 as compared to $0 in license fees and royalties in the first half of fiscal 2010. The license fees were paid pursuant to an agreement which has expired.

During the second fiscal 2010 quarter for the period ended December 31, 2009, product sales were $3.0 million versus $4.4 million for the same period last year. In addition, product sales for the six month period ended December 31, 2009 were $4.5 million as compared to $5.8 million for the same period last year.

Service and repair revenues for the second fiscal 2010 quarter ended December 31, 2009, were $2.7 million as compared to $2.7 million for the same period last year. Service and repair revenues for the six month period ended December 31, 2009 were $5.5 million as compared to $5.3 million during the same period during the previous year. As of December 31, 2009, there were 141 FONAR UPRIGHT(R) MRI units installed worldwide.

As of December 31, 2009, total cash, cash equivalents and marketable securities were approximately $1.1 million, total current assets were $17.0 million, total assets were $24.9 million, total current liabilities were $28.8 million, and total long-term liabilities were $2.0 million.

Quarter Highlights

On December 7, 2009, the company finished the installation of an UPRIGHT(R) Multi-Position(TM) MRI at The Hospital ZorgSaam Zeeuws-Vlaanderen in Terneuzen, The Netherlands. The UPRIGHT(R) MRI was sold by Tecserena GmbH, FONAR's European distributor since 2006. At the time of the sale, radiologists at hospital ZorgSaam Zeeuws-Vlaanderen said they sought the advanced technology provided by the FONAR UPRIGHT(R) Multi-Position(TM) MRI to increase the diagnostic precision of the images of weight-bearing anatomy, establishing for their hospital a new standard of excellence throughout Europe for orthopedic surgical outcomes.

Camiel Raaijmakers, M.D., Terneuzen Hospital, said, "My colleague, Frank Raat, M.D. and I as radiologists became intrigued and fascinated by the FONAR UPRIGHT(R) MRI system during our yearly visits to the Radiological Society of North America (RSNA) exhibit in Chicago. We realized that UPRIGHT(R) MR imaging could be the answer for many of our questions in spinal imaging that cannot adequately be solved with our recumbent MRI system, especially patients with degenerative instability and spinal canal stenosis, whiplash patients and postoperative patients with failed back surgery. In younger patients, in need of scoliosis imaging, it is the perfect answer to reduce the radiation exposure during yearly follow-ups."

Dr. Raaijmakers continued "In our hospital in Terneuzen, The Netherlands, there is a multidisciplinary approach to pelvic floor problems. The UPRIGHT(R) MRI is an ideal tool for non-invasive dynamic pelvic floor imaging."

"It (The FONAR UPRIGHT(R) Multi-Position MRI(TM)) is a very patient and child-friendly truly open MRI system that is easily accessible for obese and claustrophobic patients. But also, cardiovascular compromised patients can be examined in an upright position, which is an added value to the existing diagnostic modalities," explained Dr. Raaijmakers.

Hospital ZorgSaam Zeeuws-Vlaanderen in Terneuzen, The Netherlands, is a 340-bed hospital. A very significant amount of orthopedic and spine surgery is done at the hospital. It is also one of the biggest centers in The Netherlands for the treatment of obese patients and especially bariatric surgery. For details visit: http://www.fonar.com/news/012808.htm

On December 17, 2009,  FONAR  announced that the Center for  Diagnostic  Imaging
(CDI) (Minneapolis, MN) purchased a third FONAR UPRIGHT(R) Multi- Position(TM) MRI. It is scheduled to be installed in early 2010 at CDI's OpenScan MRI center in Duluth, Minnesota.

"This is the first and only FONAR UPRIGHT(R) Multi-Position(TM) MRI scanner in Northern Minnesota," said Rick Long, Regional Vice President, Minnesota. "With our high-field, recumbent MRI scanner already in the market, the replacement of our existing lower field strength open-sided MRI scanner with an Open Upright MRI was critical to providing residents access to diagnostic services that could impact their quality of care. Now patients and their doctors get the dual benefit of the open comfort and higher quality images to guide diagnosis in one scanner."

Raymond Damadian, president and founder of FONAR, commented on the second fiscal quarter ended December 31, 2009. "Nationally, this calendar year has been a challenging one for everyone. FONAR has had to further reduce its overhead. In early 2010 we began a cost-cutting plan to bring our expenditures in line with revenues. With our costs reduced, we expect to be much improved going forward."

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)

ASSETS                                                December 31,   June 30,
                                                         2009         2009
                                                      (UNAUDITED)
Current Assets:                                       ----------  ----------
  Cash and cash equivalents                           $    1,071  $    1,226
  Marketable securities                                       30          23
  Accounts receivable - net                                5,922       5,392
  Accounts receivable - related parties - net                119        -
  Medical receivables - net                                  224         374
  Management fee receivable - net                          3,112       3,274
  Management fee receivable - related medical
    practices - net                                        1,803       2,196
  Costs and estimated earnings in excess of
    billings on uncompleted contracts                      1,257       1,476
  Inventories                                              2,839       3,172
  Current portion of advances and notes to related
    medical practices                                        173         165
  Current portion of notes receivable                         85         518
  Prepaid expenses and other current assets                  340         472
                                                      ----------  ----------
        Total Current Assets                              16,975      18,288
                                                      ----------  ----------
Property and equipment - net                               2,495       2,892
Advances and notes to related medical practices - net       -             89
Notes receivable - net                                       142       1,779
Other intangible assets - net                              4,896       4,920
Other assets                                                 392         391
                                                      ----------  ----------
        Total Assets                                  $   24,900  $   28,359
                                                      ==========  ==========

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                                                         2009         2009
                                                     December 31,   June 30,
                                                      (UNAUDITED)
Current Liabilities:                                  ----------  ----------
  Current portion of long-term debt and
    capital leases                                    $      314  $      277
  Current portion of long-term debt - related party           84          80
  Accounts payable                                         3,456       3,519
  Other current liabilities                                8,558       8,460
  Unearned revenue on service contracts                    5,910       5,526
  Unearned revenue on service contracts - related parties    110          -
  Customer advances                                        7,240       9,238
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                      3,114       2,026
                                                      ----------  ----------
      Total Current Liabilities                           28,786      29,126

Long-Term Liabilities:
  Accounts payable                                            89         184
  Due to related medical practices                           645         643
  Long-term debt and capital leases,
    less current portion                                     682         759
  Long-term debt less current portion - related party        117         160
  Other liabilities                                          459         428
                                                      ----------  ----------
      Total Long-Term Liabilities                          1,992       2,174
                                                      ----------  ----------
      Total Liabilities                                   30,778      31,300
                                                      ----------  ----------

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       (000's OMITTED, except share data)

LIABILITIES AND STOCKHOLDERS' DEFICIENCY             December 31,   June 30,
      (continued)                                        2009        2009
                                                     (UNAUDITED)
                                                      ----------  ----------
STOCKHOLDERS' DEFICIENCY:
Class A non-voting preferred stock $.0001 par value;
1,600,000 authorized, 313,451 issued and outstanding
at December 31, 2009 and June 30, 2009                      -           -

Preferred stock $.001 par value;
2,000,000 shares authorized, issued
and outstanding - none                                      -           -

Common Stock $.0001 par value; 30,000,000 shares
authorized at December 31, 2009 and June 30, 2009,
4,927,918 and 4,917,918 issued at December 31, 2009
and June 30, 2009, respectively; 4,916,275 and
4,906,275 outstanding at December 31, 2009
and June 30, 2009, respectively                                1           1

Class B Common Stock $ .0001 par value; 800,000
shares authorized, (10 votes per share), 158 issued
and outstanding at December 31, 2009 and June 30, 2009      -           -

Class C Common Stock $.0001 par value; 2,000,000 shares
authorized, (25 votes per share), 382,513 issued
and outstanding at December 31, 2009 and June 30, 2009      -           -

Paid-in capital in excess of par value                   172,298     172,280
Accumulated other comprehensive loss                    (     15)   (     21)
Accumulated deficit                                     (177,292)   (174,259)
Notes receivable from employee stockholders             (    195)   (    267)
Treasury stock, at cost - 11,643 shares of common stock
  at December 31, 2009 and June 30, 2009                (    675)   (    675)
                                                      ----------  ----------
      Total Stockholders' Deficiency                    (  5,878)   (  2,941)
                                                      ----------  ----------

      Total Liabilities and Stockholders' Deficiency  $   24,900  $   28,359
                                                      ==========  ==========

                       FONAR CORPORATION AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (000's OMITTED, except per share data)

                                                   FOR THE THREE MONTHS ENDED
                                                           DECEMBER 31,
                                                      ----------------------
                                                         2009        2008
REVENUES                                              ----------  ----------
  Product sales - net                                 $    2,961  $    4,407
  Service and repair fees - net                            2,629       2,624
  Service and repair fees - related parties - net             55          55
  Management and other fees - net                          1,738       1,735
  Management and other fees - related medical
    practices - net                                          830         714
  License fees and royalties                                -          1,755
                                                      ----------  ----------
     Total Revenues - Net                                  8,213      11,290
                                                      ----------  ----------
COSTS AND EXPENSES
  Costs related to product sales                           2,279       2,824
  Costs related to service and repair fees                   978       1,027
  Costs related to service and repair
    fees - related parties                                    20          22
  Costs related to management and other fees               1,384       1,074
  Costs related to management and other
    fees - related medical practices                         745         698
  Research and development                                   777         928
  Selling, general and administrative                      3,100       3,471
  Provision for bad debts                                    197         545
                                                      ----------  ----------
     Total Costs and Expenses                              9,480      10,589
                                                      ----------  ----------
(Loss) Income From Operations                            ( 1,267)        701
Interest Expense                                         (    90)    (    40)
Interest Expense - Related Party                         (     5)          -
Investment Income                                             66         113
Interest Income - Related Party                                3           6
Other Income                                                   1           1
                                                      ----------  ----------
NET (LOSS) INCOME                                     $  ( 1,292) $      781
                                                      ==========  ==========
Basic Net (Loss) Income Per Common Share              $    (0.26) $     0.16
                                                      ==========  ==========
Diluted Net (Loss) Income Per Common Share            $    (0.26) $     0.16
                                                      ==========  ==========
Weighted Average Basic Shares Outstanding              4,916,275   4,904,275
                                                      ==========  ==========
Weighted Average Diluted Shares Outstanding            4,916,275   4,904,275
                                                      ==========  ==========

                       FONAR CORPORATION AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (000's OMITTED, except per share data)

                                                     FOR THE SIX MONTHS ENDED
                                                           DECEMBER 31,
                                                      ----------------------
                                                         2009        2008
REVENUES                                              ----------  ----------
  Product sales - net                                 $    4,524  $    5,819
  Service and repair fees - net                            5,386       5,170
  Service and repair fees - related parties - net            110         110
  Management and other fees - net                          3,473       3,782
  Management and other fees - related medical
    practices - net                                        1,625       1,439
  License fees and royalties                                 585       1,755
                                                      ----------  ----------
     Total Revenues - Net                                 15,703      18,075
                                                      ----------  ----------
COSTS AND EXPENSES
  Costs related to product sales                           3,936       4,265
  Costs related to service and repair fees                 1,919       2,038
  Costs related to service and repair
    fees - related parties                                    39          43
  Costs related to management and other fees               2,651       2,277
Costs related to management and other
    fees - related medical practices                       1,505       1,354
  Research and development                                 1,631       1,809
  Selling, general and administrative                      6,333       6,735
  Provision for bad debts                                    377         700
                                                      ----------  ----------
     Total Costs and Expenses                             18,391      19,221
                                                      ----------  ----------
Loss From Operations                                     ( 2,688)    ( 1,146)
Interest Expense                                         (   169)    (   119)
Interest Expense - Related Party                         (    19)       -
Investment Income                                            153         145
Interest Income - Related Party                                6          12
Other Income                                                  34           2
Minority Interest in Income of Partnerships                    -     (    11)
Gain on Sale of Consolidated Subsidiary                        -       1,448
Loss on Note Receivable                                   (  350)       -
                                                      ----------  ----------
NET (LOSS) INCOME                                     $   (3,033) $      331
                                                      ==========  ==========
Basic Net (Loss) Income Per Common Share              $    (0.62) $     0.07
                                                      ==========  ==========
Diluted Net (Loss) Income Per Common Share            $    (0.62) $     0.07
                                                      ==========  ==========
Weighted Average Basic Shares Outstanding              4,912,108   4,904,275
                                                      ==========  ==========
Weighted Average Diluted Shares Outstanding            4,912,108   4,904,275
                                                      ==========  ==========

           Visit FONAR's Website for product and investor information:
                                  www.fonar.com
                                        #

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company filings with the Securities and Exchange Commission.

                                       ###